Investments (Sales or Disposals and Impairments of Fixed Maturity and Equity Securities) (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Fixed Maturity Securities
Components of Sales or Disposals of Fixed Maturity and Equity Securities
Proceeds	$ 115,395	$ 82,075	$ 76,070
Gross investment gains	1,262	1,165	1,326
Gross investment losses	(1,058)	(567)	(765)
Total OTTI losses recognized in earnings:
OTTI losses	(90)	(60)	(166)
Net investment gains (losses)	114	538	395
Equity securities
Components of Sales or Disposals of Fixed Maturity and Equity Securities
Proceeds	358	544	746
Gross investment gains	99	112	56
Gross investment losses	(38)	(11)	(25)
Total OTTI losses recognized in earnings:
OTTI losses	(40)	(36)	(26)
Net investment gains (losses)	$ 21	$ 65	$ 5